Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

LBAY	Leatherback Long/Short Alternative Yield ETF
listed on NYSE Arca, Inc.
LBAR	Leatherback Long/Short Absolute Return ETF
(not currently available for purchase)

Each a series of Tidal ETF Trust

Supplement dated March 8, 2023 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated December 28, 2022

Effective immediately, the disclosure below in the “Management – Investment Adviser” section on page 19 of the Prospectus is revised as follows:

“The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance. The Adviser is responsible for trading portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions.”

In addition, the “Management – Sub-Adviser” section on page 19 of the Prospectus is revised to remove the following sentence:

“The Sub-Adviser is also responsible for trading portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions.”

Additionally, the disclosure below in the “Investment Adviser” section on page 24 of the SAI is revised as follows:

“The Adviser is responsible for trading portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions.”

Further, the “Investment Sub-Adviser” section on page 25 of the SAI is revised to remove the following sentence:

“Leatherback is also responsible for trading portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions, or directing such trading to be effected by the Adviser.”

Please retain this Supplement for future reference.